UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material Pursuant to §240.14a-12

REPUBLIC SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 9, 2013. REPUBLIC SERVICES, INC. REPUBLIC SERVICES, INC.SM REPUBLIC SERVICES, INC. ATTN: INVESTOR RELATIONS 18500 NORTH ALLIED WAY PHOENIX, AZ 85054 Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2013 Date: May 9, 2013 Time: 10:30 AM Location: Scottsdale Marriott at McDowell Mountains 16770 N. Perimeter Drive Scottsdale, AZ 85260 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M52965-P34309

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How toView Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com by * If the requesting arrow materials by e-mail, please (located send a blank on the e-mail following with the page) information in the subject that line. is printed in the box marked XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including,but not limited to,the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M52966-P34309

Voting Items The Board of Directors recommends you vote FOR all the listed nominees and FOR Proposals 2, 3 and 4. 1. Election of Directors Nominees: 1a. James W. Crownover 1b. William J. Flynn 1c. Michael Larson 1d. Nolan Lehmann 1e. W. Lee Nutter 1f. Ramon A. Rodriguez 1g. Donald W. Slager 1h. Allan C. Sorensen 1i. John M. Trani 1j. Michael W. Wickham The Board of Directors recommends you vote AGAINST the following proposals: 5. Stockholder proposal regarding payments upon the death of a senior executive. 6. Stockholder proposal regarding political contributions and expenditures. NOTE: In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof). 2. Advisory vote to approve the compensation of our named executive officers. 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2013. 4. Approval of the Amended and Restated 2007 Stock Incentive Plan. M52967-P34309

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